                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  April 15, 1999


                       DONALDSON, LUFKIN & JENRETTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)
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         1-6862                                            13-1898818
--------------------------------------     ------------------------------------
 (Commission File Number)                              (I.R.S. Employer
                                                      (Identification No.)


  277 Park Avenue, New York, New York                     10172
--------------------------------------     ------------------------------------
(Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000


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Item 5. Other Events
--------------------

         A press release dated April 15, 1999, issued by Donaldson, Lufkin & Jenrette, Inc., is filed herewith as an exhibit concerning first quarter financial results and the information concerning the Company contained therein is hereby incorporated in its entirety by reference.

         (c)   Exhibit

    Exhibit 99.1 Press release dated April 15, 1999.
















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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Donaldson, Lufkin & Jenrette, Inc.


                                                  /s/ Marjorie White
                                             ----------------------------------
                                             Marjorie White
                                             Secretary




April 21, 1999